AXIS Capital Bank of America Merrill Lynch 2010 Insurance Conference New York, NY John Charman, CEO and President February 23, 2010 Exhibit 99.1

Safe Harbor Disclosure
Statements in this presentation that are not historical facts, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections, may be “forward-looking statements” within the meaning of the U.S. federal securities laws, including the Private Securities Litigation Reform Act of 1995. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the United States securities laws. In some cases, these statements can be identified by the use of forward-looking words such as “may,” “should,” “could,” “anticipate,” “estimate,”
“expect,” “plan,” “believe,” “predict,” “potential,” “intend” or similar expressions.  Our expectations are not guarantees and are based on currently available competitive, financial and economic data along with our operating plans. Forward-looking statements contained in this presentation may include, but are not limited to, information regarding our estimates of losses related to catastrophes and other large losses, measurements of potential losses in the fair value of our investment portfolio, our expectations regarding pricing and other market conditions and valuations of the potential impact of movements in interest rates, equity prices, credit spreads and foreign currency rates.
Forward-looking statements only reflect our expectations and are not guarantees of performance. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements. We believe that these factors include, but are not limited to, the following:
• the occurrence of natural and man-made disasters,
• actual claims exceeding our loss reserves,
• general economic, capital and credit market conditions and the persistence of the recent financial crisis,
• the failure of any of the loss limitation methods we employ,
• the effects of emerging claims and coverage issues,
• the failure of our cedants to adequately evaluate risks
• inability to obtain additional capital on favorable terms, or at all,
• the loss of one or more key executives,
• a decline in our ratings with rating agencies,
• loss of business provided to us by our major brokers,
• changes in accounting policies or practices,
• changes in governmental regulations,
• increased competition,
• changes in the political environment of certain countries in which we operate or underwrite business, and
• fluctuations in interest rates, credit spreads, equity prices and/or currency values.
This report is for informational purposes only. It should be read in conjunction with the documents that we file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

3 Our Mission To become the Leading Global Specialty Insurer and Reinsurer as defined by Quality, Sustainability and Profitability

4 Global Identity Talent Culture of Risk Management Strategic Focus on Profitable Growth Disciplined Capital Allocator Strong Balance Sheet Our Differentiating Characteristics

5 5 Our Strategic Focus Constantly reposition portfolio Create strategic and financial flexibility New specialization in Accident & Health Pursue geographic and distribution expansion opportunities

AXIS Insurance

2003 GPW = $1,607 M
2009 GPW = $1,776 M
Property
28%
Marine 13%
Liability 10%
Terrorism
7%
Aviation
21%
Credit &
Political Risk 6%
Professional Lines
15%
Property
31%
Marine
11%`
Liability
13%
Aviation
4%
Terrorism
2%
Credit &
Political Risk 1%
Professional Lines
38%
Cycle
Management
Diversification
Disciplined
Growth

AXIS Re

2003 GPW = $667 M
2009 GPW = $1,812 M
Catastrophe
50%
Property
20%
Professional
Lines 20%
Motor 1%
Liability 6%
Other 3%
Other
5%
Catastrophe
26%
Property
18%
Professional
Lines 18%
Credit and Bond
12%
Motor
6%
Liability
15%
Cycle
Management
Diversification
Disciplined
Growth

8 8
AXIS Underwriting Outperformance
Average P&C Combined Ratio 2002-2009
(1)
Source:  Company Reports
Note:       Peer Universe includes Bermuda (re)insurers.  For companies with less than 8 years of history, average combined ratio is measured from 2006 through 2009.
(1) P&C Operations only.  Includes corporate expenses.
Class of 2005 /
Catastrophe
102.1%
100.2%
97.5%
94.7%
93.1%
92.3%
91.7%
91.7%
89.9%
89.5%
89.2%
88.7%
83.9%
81.5%
76.9%
71.1%
70.0%
0% 20% 40% 60% 80% 100%
Company N
Company M
Company L
Company K
Company J
Company I
Average of Peers Excluding Public Bermuda Class of 2005
Company H
Company G
Company F
Company E
Average of Peers
Company D
Company C
Company B
Company A

Conservative Reserving Philosophy
$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
Short/Medium Medium/Long Long Total Group
IBNR Case
$1,867 $1,856
$1,460
$5,183
($ in millions)
Net Reserves by Tail as of December 31, 2009

High Quality Investment Portfolio
Total Cash and Investments: $11.6 Billion
Note:  Other investments include hedge funds, CLO equity tranches, credit funds and short duration high yield funds.
(As of December 31, 2009)
Equities
2%
Short Term
Investments
1%
Other Investments
5%
Municipals
6%
Corporates
31%
Foreign Govt Agency
6%
Cash & Cash
Equivalents
8%
US Govt/Agency
16%
Agency MBS
13%
ABS
4%
Non Agency RMBS
2%
Non Agency CMBS
6%
AAA
22%
AA
8%
Equities
2%
Below BBB
1%
BBB
9%
A
16%
US
Govt/Agency/Cash
& Cash Equivalents/
Agency MBS
37%
Other Investments
(unrated)
5%
Q4 2009 Annualized  Pre-tax Yield 3.9%
Average Duration 3.1 yrs
Average Credit Quality AA
Fixed Maturity Portfolio Characteristics

Financial Flexibility
3,012
3,913
4,659
3,961
5,000
250
250
250
250
250
250
250
250
250
250
499
499
499
499
499
$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
2005 2006 2007 2008 2009
($ in millions)
$4,011
$4,912
Common
Equity
Series A
Preferred Equity
Series B
Preferred Equity
Debt
$5,658
12/31/09 Capitalization Ratios
Debt / Total Capital                 8.3%
Debt + Preferred / Total Capital  16.7%
$4,960
$6,000

2009 Financial Highlights
GPW Growth 5.8%
Combined Ratio 79.3%
Operating ROACE 17.1%
Diluted Book Value per Share Growth 30.5%
Significant progress in re-balancing underwriting portfolio
Strong, diversified earnings stream weathered adverse impact of global financial crisis
Executing effective capital management

Track Record of Driving Shareholder Value

$0.00
$5.00
$10.00
$15.00
$20.00
$25.00
$30.00
$35.00
$40.00
2002 2003 2004 2005 2006 2007 2008 2009
Diluted Book Value Per Share (1)
(1) Calculated using the treasury stock method.
2002 - 2009
CAGR = 15.2%
Accumulated Dividends Paid
$13.90
$16.74
$19.29 $18.34
$23.45
$28.79
$25.79
$33.65
$37.54
$28.88
$31.14
$25.14
$19.43
$19.81
$16.81
$13.90
17.1%
10.1%
24.5%
27.4%
3.4%
15.9%
21.3%
13.2%
0%
10%
20%
30%
2002 2003 2004 2005 2006 2007 2008 2009
2002 - 2009
Average = 16.6%
Operating ROACE
Valuation is extremely attractive at less than 1x book
Diluted book value per share + Accumulated dividends